Activity in the SBA servicing rights (Detail) (Commercial Loans [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Commercial Loans [Member]
Servicing Asset at Amortized Value, Balance [Roll Forward]
Servicing Asset at Amortized Cost, Beginning Balance	$ 695	$ 1,087
Servicing Asset at Amortized Value, Amortization	(255)	(392)
Servicing Asset at Amortized Cost, Ending Balance	440	695
Servicing Asset at Amortized Value, Fair Value	$ 1,609	$ 2,414